ACQUISITIONS IN 2013	12 Months Ended
Dec. 31, 2013
Acquisitions In 2013
ACQUISITIONS IN 2013
3.	ACQUISITIONS IN 2013

A.	Acquisitions of Senior Housing Properties

(i)	Managed Properties
During 2013, Newcastle completed the acquisitions of 21 senior housing properties in seven different portfolios for an aggregate purchase price of approximately $302.8 million plus acquisition-related costs. Each of these acquisitions was accounted for as a business combination, under which all assets acquired and liabilities assumed are recognized at their acquisition-date fair value with acquisition-related costs being expensed as incurred. For 18 of the properties, Newcastle has retained Holiday to manage the properties. Pursuant to the property management agreements with Holiday, Newcastle pays management fees equal to either (i) 5% of the property’s effective gross income (as defined in the agreements) or (ii) 6% of the property’s effective gross income (as defined in the agreements) for the first two years and 7% thereafter. For the other 3 properties acquired, Newcastle has retained Blue Harbor to manage the properties. Pursuant to the agreements with Bl ue Harbor, Newcastle pays management fees equal to 6% of the property’s effective gross income (as defined in the agreements) for the first two years and 7% thereafter.

(ii)	Holiday Portfolio
In addition to the acquisitions described in paragraph (i) above, on December 23, 2013, Newcastle completed the acquisition of 51 independent living senior housing properties (the “Holiday Portfolio”) from certain affiliates of Holiday for an aggregate purchase price of approximately $1.0 billion plus acquisition-related costs. The Holiday Portfolio includes properties located across 24 states with 5,842 units in aggregate. The acquisition was accounted for as a business combination, under which all assets acquired and liabilities assumed are recognized at their acquisition-date fair value with acquisition-related costs being expensed as incurred.

On December 23, 2013 Newcastle also entered into two triple net master leases of the Holiday Portfolio with certain affiliates of Holiday (collectively, the “Master Tenants”). Each lease has a 17-year term and first-year rent equal to 6.5% of the purchase price with annual increases during the following three years of 4.5% and up to 3.75% thereafter. Under each lease, the respective Master Tenant is responsible for (i) operating its portion of the Holiday Portfolio and bearing the related costs, including maintenance, utilities, taxes, insurance, repairs and capital improvements, and (ii) complying with the terms of the mortgage financing documents.

Each master lease includes (i) a covenant requiring the Master Tenant to maintain a minimum lease coverage ratio, which the master lease defines as net operating income for the applicable trailing 12-month period for the Holiday Portfolio divided by the base rent for such trailing 12-month period, which steps up during the term of the lease and is subject to certain cure provisions, (ii) minimum capital expenditure requirements, (iii) customary operating covenants, events of default, and remedies, (iv) a non-compete clause restricting certain affiliates of the Master Tenant from developing or constructing new independent living properties within a specified radius of any property acquired by Newcastle in this transaction, and (v) restrictions on a change of control of the Master Tenants and Guarantor (as defined below), subject to certain exceptions. The master lease also required the Master Tenants to fund a security deposit in the amount of approximately $43.4 million, which serves as security for the Master Tenants’ performance of their respective obligations to Newcastle under the master leases. Additionally, the Master Tenants granted Newcastle a first priority security interest in certain personal property and receivables arising from the operations of the Holiday Portfolio, which security interest secures the Master Tenants’ obligations under the master leases. The Master Tenants’ obligations to Newcastle under the master leases are also guaranteed by Holiday AL Holdings LP, a subsidiary of Holiday (the “Guarantor”). The Guarantor is required to maintain a minimum net worth of $150 million, a minimum fixed charge coverage ratio of 1.10 and a maximum leverage ratio of 10 to 1.

The following table summarizes the allocation of the purchase price to the fair value of identifiable assets acquired and liabilities assumed at the date of acquisition, in accordance with the acquisition method of accounting:

	At Acquisition
	Managed	Holiday
	Properties	Portfolio	Total
Allocation of Purchase Price (A)(B)
Investments in Real Estate	$268,010	$937,548	$1,205,558
Resident Lease Intangibles	31,673	57,883	89,556
Non-compete Intangibles	1,000	—	1,000
Land Lease Intangibles	—	3,498	3,498
PILOT Intangible	3,700	—	3,700
Other Intangibles	500	1,546	2,046
Assumed mortgage notes payable	(43,128)	—	(43,128)
Other Assets, net of other liabilities	(2,157)	—	(2,157)
Subtotal	$259,598	$1,000,475	$1,260,073

Mortgage Notes Payable (C)	(175,871)	(719,350)	$(895,221)
Net assets acquired	$83,727	$281,125	$364,852
Total acquisition related costs (D)	$6,118	$3,604	$9,722

(A)	Due to the timing of the acquisitions, for the November and December acquisitions,, Newcastle is still obtaining additional information relating to the purchase price allocation. Therefore, the review process of the purchase price allocation is not complete. Newcastle expects to complete this process within twelve months of the acquisition.
(B)	Includes $1.5 million for the fair value of an earn-out payment to the seller if the aggregate EBITDA in one of the portfolios acquired for any calendar years in which the third, fourth, fifth and/or sixth anniversary of the acquisition date occurs is equal to or in excess of an earn-out threshold, as defined within the agreement. The undiscounted earn-out payment is limited to $4.6 million, as per the agreement.
(C)	See Note 14.
(D)	Acquisition related costs are expensed as incurred and included within general and administrative expense on the consolidated statements of income.

B.    Restructuring and Spin-off of Media Investments

During 2013, Newcastle completed a restructuring of its debt investment in GateHouse Media, Inc. (“GateHouse”), and formed Local Media Group Holdings LLC to acquire Dow Jones Local Media Group (renamed Local Media Group Holdings LLC, or “Local Media Group”) from News Corp.

Newcastle completed the purchase of Local Media Group on September 3, 2013 for an aggregate purchase price of approximately $86.9 million, including capitalized transaction costs of approximately $4.3 million. Newcastle made a total equity investment of $53.9 million and financed the remainder of the purchase price with $33.0 million of debt (the “Local Media Group Acquisition”).

As discussed in Note 14, the above $33.0 million of debt was drawn from a $43.0 million credit agreement that Local Media Group signed on September 3, 2013 with Credit Suisse AG, Cayman Islands Branch and Credit Suisse Loan Funding LLC (collectively “Credit Suisse”).

The Local Media Group operations are managed by GateHouse, pursuant to a management and advisory agreement. As a result of this agreement, management determined that Local Media Group was a variable interest entity and that GateHouse was the primary beneficiary because it had both the power to direct the activities that most significantly impact the economic performance of Local Media Group and it participated in the residual returns of Local Media Group that could be significant to Local Media Group. Since Newcastle was not the primary beneficiary from September 3, 2013 through November 25, 2013, it did not consolidate Local Media Group and recorded its investment in Local Media Group as an equity method investment.

Newcastle sponsored a prepackaged plan of reorganization (as amended or supplemented, the “Plan”) for GateHouse. Prior to entering into the Plan, Newcastle owned approximately 52.2% of GateHouse’s $1.2 billion of outstanding debt. On September 27, 2013, GateHouse commenced voluntary Chapter 11 proceedings in the United States Bankruptcy Court for the District of Delaware, and the court confirmed the Plan on November 6, 2013. GateHouse’s restructuring was completed on November 26, 2013.

Pursuant to the Plan, (i) Newcastle formed New Media Investment Group Inc. (“New Media”) as a wholly owned subsidiary of Newcastle, (ii) GateHouse and Local Media Group became wholly owned subsidiaries of New Media, (iii) Newcastle offered to either purchase in cash the claims of other GateHouse debt holders at 40% of the face amount of their claims or issue to other debt holders a pro rata share of the common stock of New Media and the net cash proceeds, if any, from a new financing (the “GateHouse Credit Facilities”), and (iv) Newcastle exchanged its debt claims for equity of New Media and net cash proceeds from the GateHouse Credit Facilities and, in accordance with the elections made by other debt holders, purchased approximately $441.5 million of claims and issued approximately 15.4% of New Media’s common stock to certain third parties. As a result, and taking into account the value assigned to the contribution of Local Media Group to New Media, Newcastle became the owner of approximately 84.6% of New Media.

Pursuant to the Plan, GateHouse’s common stock was canceled and the holders received 1,362,479 warrants in New Media a then wholly owned subsidiary of Newcastle. The warrants have a strike price of $46.35 per share and expire on November 26, 2023. As of February 13, 2014, New Media’s common stock had a closing trading price of $12.67 per share.

As part of the Plan, but not contingent on the Plan, GateHouse entered into the GateHouse credit facilities in the aggregate amount of $165.0 million. For additional information related to the GateHouse credit facilities, see Note 14.

Newcastle accounted for the transaction as a business combination. The New Media assets acquired and liabilities assumed were recorded at their estimated fair values on the acquisition date. Any excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed was allocated to goodwill.

Significant assumptions were as follows.

•	Intangibles – The estimated fair values of the acquired subscriber relationships, advertiser relationships and customer relationships were determined based on an excess earnings approach, a form of the income approach, which values assets based upon associated estimated discounted cash flows. A static pool approach using historical attrition rates was used to estimate attrition rates of 5.0% to 7.5% for advertiser relationships, subscriber relationships and customer relationships. The growth rate was estimated to be 0.0% and the discount rates were estimated to range from 14.5% to 17.0% for advertiser relationships and 14.5% to 15.5% for subscriber and customer relationships.

Mastheads fair values were determined based on a relief from royalty method, an income approach. Key assumptions utilized in this valuation include revenue projections, royalty rates of 1.3% to 2.0%, a long term growth rate of 0.0% and discount rates of 14.0% to 25.0%.

•	Property, plant and equipment –The estimated fair values for property, plant and equipment were determined under three approaches: the cost approach (used for equipment where an active secondary market is not available and building improvements), the direct sales comparison (market) approach (used for land and equipment where an active market is available), and the income approach (used for intangibles). These approaches are based on the cost to reproduce assets, market exchanges for comparable assets and the capitalization of income. Useful lives range from 2 to 13 years for personal property and 10 to 30 years for real property.

The following table summarizes the allocation of the purchase price to the fair value of identifiable assets acquired and liabilities assumed at the date of acquisition, in accordance with the acquisition method of accounting:

As of November 26, 2013
Cash and cash equivalents	$22,368
Property, plant and equipment	272,153
Intangibles	146,019
Goodwill	126,686
Restricted cash	6,295
Receivables and other assets	100,483
Total assets acquired	674,004
Less:
Credit facilities	182,000
Other liabilities	102,910
Net assets acquired	$389,094

See Note 20 related to the February 13, 2014 spin-off of New Media.

C.	Restructuring of Golf Investment

In December 2013, Newcastle restructured an investment in mezzanine debt issued by NGP Mezzanine, LLC (“NGP”), the indirect parent of NGP Realty Sub, L.P. (“National Golf”). NGP owns 27 golf courses across 8 states, and leases these courses to American Golf Corporation (“American Golf”), an affiliated operating company. American Golf also leases an additional 54 golf courses and manages 11 courses, all owned by third parties. As part of the transacation, Newcastle acquired the equity of NGP and American Golf’s indirect parent, AGC Mezzanine Pledge LLC (“AGC”), and therefore consolidated these entities as of December 31, 2013.

In the original investment in 2006, Newcastle invested approximately $110 million in mezzanine debt issued by NGP. At the time of the transaction, the mezzanine debt had an outstanding face amount of approximately $68 million, which was valued at approximately $29.4 million.

On December 30, 2013, pursuant to an agreement with the other senior creditors of National Golf, Newcastle and National Golf’s senior lender entered into a new senior debt facility with a principal amount of $109 million, of which Newcastle committed to fund $54.5 million (and have funded $46.9 million to date). Newcastle also acquired the equity of NGP and AGC for $2.0 million and acquired the ground lease for an 18-hole golf course, clubhouse and other related facilities and improvements (the “Vineyard Property”) for an additional $0.5 million (collectively, the “Golf business”). As a result of Newcastle’s consolidation of these entities, its debt investments in these entities are eliminated in consolidation.

The acquisition was accounted for as a business combination. The purchase price was allocated to tangible and identifiable intangible assets acquired and liabilities assumed based on their fair values. Due to the timing of the acquisition, Newcastle is still obtaining additional information relating to the purchase price allocation. Therefore, the review process of the purchase price allocation is not complete. Newcastle expects to complete this process within twelve months of the acquisition.

The following table summarizes the allocation of the purchase price to the fair value of identifiable assets acquired and liabilities assumed at the date of acquisition, in accordance with the acquisition method of accounting:

As of December 30, 2013
Cash	$19,378
Investments in other real estate	259,573
Intangible assets	98,866
Restricted cash	3,512
Receivables and other assets	34,898
Total assets acquired	$416,227
Less:
Credit facilities	228,832
Other liabilities	184,529
Noncontrolling interest	366
Net assets acquired	$2,500